TAXATION - Provisions for income taxes (Q2) (Details) - USD ($) $ in Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2023	Jun. 30, 2022	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
TAXATION
Current income tax expenses	$ 939	$ 6,132	$ (8,244)	$ 13,125	$ 52
Deferred income tax expenses / (benefit)	(3,746)	1,843	3,844	35,121	(8,013)
Total	$ (2,807)	$ 7,975	$ (4,400)	$ 48,246	$ (7,961)
Effective tax rate	5.30%	(46.30%)	6.79%	36.86%	12.48%